Commitments	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS

NOTE 7 - COMMITMENTS

Commitment to pay royalties to the government of Israel

The Company received grants from the IIA for research and development funding until the year 2019, and therefore is subject to the provisions of the Israeli Law for the Encouragement of Research, Development and Technological Innovation in the Industry and the regulations and guidelines thereunder (the “Innovation Law”, formerly known as the Law for the Encouragement of Research and Development in Industry). Under the Innovation Law the rate of royalties varies between 3% to 5% computed based on the revenues from the products that their development was also funded by grants from the IIA. In addition, revenues from certain milestone under the LB license, development and commercialization agreement were subject to royalties rate of 24.8%. Such commitment is up to the amount of grants received (dollar linked), plus interest at annual rate based on LIBOR. Pursuant to the Innovation Law there are restrictions regarding intellectual property and manufacturing outside of Israel, unless approval is received, and additional payments are made to the IIA.

The Company did not apply for grants from the IIA since 2019. For the years ended December 31, 2021, 2020 and 2019, the Company recorded royalties expenses of $468, $795 and $43, respectively.

The royalty expenses which are related to the funded project are recognized in the statements of operation as a component of cost of revenue.

As of December 31, 2021, the maximum total royalty amount payable by the Company under IIA funding arrangement is approximately $7,328 (without interest).